UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 13, 2002
(Date of Report)

October 1, 2002
(Date of earliest event reported)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

      The undersigned Registrant hereby amends its Current Report on Form 8-K dated October 1, 2002, which was filed with the Securities and Exchange Commission on October 15, 2002, to include the financial statements required by Item 7 (a) of Form 8-K and the pro forma financial information required by Item 7 (b) of Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(a)     Financial Statements:  See Index to Financial Statements and Pro Forma Financial Information appearing on Page F-1 of this Form 8-K/A.

(b)     Pro Forma Financial Information:  See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

(c)     Exhibits

         None

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By: /S/ Thomas A. Wentz, Sr. Thomas A. Wentz, Sr. President & CEO

December 13, 2002

INDEX TO FINANCIAL STATEMENTS
AND PRO FORMA FINANCIAL INFORMATION

BERMANS, THE LEATHER EXPERTS CORPORATE OFFICE	F-3
Unaudited Estimated Taxable Operating Results...............................................	F-4
GARDEN VIEW MEDICAL CONDOMINIUM
Independent Auditor's Report..........................................................................	F-5
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001....................................................	F-6
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.....................................	F-7
Unaudited Estimated Taxable Operating Results...............................................	F-8
PARK DENTAL
Independent Auditor's Report..........................................................................	F-9
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001....................................................	F-10
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.....................................	F-11
Unaudited Estimated Taxable Operating Results...............................................	F-12
PARK NICOLLET CLINIC
Independent Auditor's Report..........................................................................	F-13
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001....................................................	F-14
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.....................................	F-15
Unaudited Estimated Taxable Operating Results...............................................	F-16

INDEX TO FINANCIAL STATEMENTS
AND PRO FORMA FINANCIAL INFORMATION

ABBOTT NORTHWESTERN SPECIALTY CARE CENTER
Independent Auditor's Report..........................................................................	F-17
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001....................................................	F-18
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.....................................	F-19
Unaudited Estimated Taxable Operating Results...............................................	F-20
CONSOLIDATED BALANCE SHEET AS OF OCTOBER 31, 2002 (unaudited)..................................................................	F-21
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR SIX MONTHS ENDED OCTOBER 31, 2002 (unaudited).........................	F-22
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR TWELVE MONTHS ENDED APRIL 30, 2002 (unaudited)..............	F-23

Bermans, The Leather Experts Corporate Office, Warehouse and Distribution Complex

IRET Properties purchased Bermans, The Leather Experts Corporate Office, Warehouse and Distribution Complex on September 3, 2002.  The property is a 353,049 square foot, single story building.  Because prior to acquisition the building was owner occupied, historical summaries of gross income and direct operating expenses have not been prepared and no audit was performed as required by Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC").

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Bermans, The Leather Experts Corporate Office, Warehouse and Distribution Complex Unaudited Estimated Taxable Operating Results

The table below represents estimated taxable operating results of Bermans, Brooklyn Park, Minnesota, for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 353,049 net rentable square footage, of which assumptions for net rent is based upon 0% vacancy.

Cash Flow Projections

Rental Revenue	$ 1,365,000
Interest Expense	-659,750
Principal Mortgage Reduction	-231,024
OPERATING CASH FLOW	$ 474,226

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Garden View Medical Condominium ("Historical Summary") for the year ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Garden View Medical Condominium revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Garden View Medical Condominium for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz, and Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota
December 12, 2002

Garden View Medical Condominium Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

GROSS INCOME	12/31/01
Real estate rentals	$ 699,189
Operating Expense Reimbursements	522,837
Total Gross Income	$ 1,222,026
DIRECT OPERATING EXPENSES
Utilities	135,441
Repairs and Maintenance	146,290
Real Estate Taxes	165,082
Property Management	77,697
Insurance	126
Building Security Services	43,869
Total Direct Operating Expenses	$ 568,505
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 653,521

                     The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

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Garden View Medical Condominium Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

Note 1.

Nature of Business

Garden View Medical Condominium consists of the top two floors of a medical office building located in St. Paul, Minnesota, containing 43,046 square feet of rentable space, which was acquired on September 17, 2002.

Note 2.

Basis of Presentation

IRET Properties purchased Garden View Medical Condominium September 17, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Garden View Medical Condominium, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowings
        (b) depreciation of property and equipment
        (c) professional expenses

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to May 31, 2015.  The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2001.

Year                                                    Amount
2002                             $              768,063
2003                                             768,063
2004                                            768,835
2005                                            783,666
2006                                            796,862
Thereafter                               3,761,077
Total                             $         7,646,566

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Garden View Medical Condominium receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year.

Garden View Medical Condominium Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Garden View Medical Condominium, St. Paul, Minnesota, for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 43,046 net rentable square footage, of which assumptions for net rent is based upon 5% vacancy.

Cash Flow Projections

Rental Revenue	$ 1,413,492
Direct Operating Expense	-590,951
Interest Expense	-413,507
Principal Mortgage Reduction	-209,497
OPERATING CASH FLOW	$ 199,537

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of the Park Dental ("Historical Summary") for the nine months ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Park Dental revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Park Dental for the nine months ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz, and Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota
December 12, 2002

Park Dental Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended December 31, 2001

GROSS INCOME	12/31/01
Real estate rentals	$ 211,214
Operating Expense Reimbursements	99,863
Total Gross Income	$ 311,077
DIRECT OPERATING EXPENSES
Utilities	16,726
Repairs and Maintenance	43,154
Real Estate Taxes	33,265
Property Management	12,842
Insurance	733
Total Direct Operating Expenses	$ 106,720
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 204,357

                     The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

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Park Dental Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended December 31, 2001

Note 1.

Nature of Business

The Park Dental is an office building located in Brooklyn Center, Minnesota, containing 10,008 square feet of rentable space, which was acquired on September 17, 2002.  Construction of the property was completed in calendar year 2001.  Lease-up began April 2001.  Accordingly, the above audited report only covers the nine (9) months of operations.

Note 2.

Basis of Presentation

IRET Properties purchased Park Dental September 17, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Park Dental, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowings
        (b) depreciation of property and equipment
        (c) professional expenses

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  The lease is classified as an operating lease and will expire on March 31, 2021.  The following is a schedule by years of future minimum rents receivable on operating lease in effect as of December 31, 2001.

Year                                                           Amount
2002                                    $             268,546
2003                                                   268,546
2004                                                   268,546
2005                                                   268,546
2006                                                   274,395
Thereafter                                      4,082,385
Total                                    $         5,430,964

Expense Reimbursement – Reimbursements for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred.  Park Dental receives payments for these reimbursements throughout the year based on estimates.  Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year.

Park Dental Unaudited Estimated Taxable Operating Results
      The table below represents estimated taxable operating results of the Park Dental, Brooklyn Center, Minnesota for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 10,008 rentable square footage, of which assumptions for net rent is based upon 0% occupancy.

Cash Flow Projections

Rental Revenue	$ 422,112
Direct Operating Expenses	-154,115
Interest Expense	-148,943
Principal Mortgage Reduction	-73,333
OPERATING CASH FLOW	$ 45,721

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Park Nicollet Clinic ("Historical Summary") for the eleven months ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Park Nicollet Clinic revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Park Nicollet Clinic for the eleven months ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz, and Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota
December 12, 2002

Park Nicollet Clinic Historical Summary of Gross Income and Direct Operating Expenses for the Eleven Months Ended December 31, 2001

GROSS INCOME	12/31/01
Real estate rentals	$ 421,796
Operating Expense Reimbursements	35,318
Total Gross Income	$ 457,114
DIRECT OPERATING EXPENSES
Repairs and Maintenance	16,746
Property Management	13,735
Insurance	2,274
Total Direct Operating Expenses	$ 32,755
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 424,359

      The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

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Park Nicollet Clinic Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Eleven Months Ended December 31, 2001

Note 1.

Nature of Business

Park Nicollet Clinic is a single-story medical office building located in Bloomington, Minnesota, containing 24,218 square feet of rentable space, which was acquired on September 17, 2002.  Construction of the property was completed in calendar year 2001.  Lease-up began February 2001.  Accordingly, the above audited report only covers eleven (11) months of operations.

Note 2.

Basis of Presentation

IRET Properties purchased Park Nicollet Clinic September 17, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Park Nicollet Clinic, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowings
        (b) depreciation of property and equipment
        (c) professional expenses

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to February 01, 2031.  The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2001.

Year                                             Amount

2002                            $       484,360
2003                                     484,360
2004                                     484,360
2005                                     484,360
2006                                     506,560
Thereafter                       10,916,263
Total                     $        13,360,263

Expense Reimbursement – Reimbursements for various recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Park Nicollet Clinic receives payments for these reimbursements throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year. The tenant is also responsible for direct payment of utilities and real estate taxes. Therefore, utilities and real estate taxes have been excluded from the historical summary for the eleven months ended December 31, 2001.

Park Nicollet Clinic Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Park Nicollet Clinic, Bloomington, Minnesota, for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 24,218 net rentable square footage, of which assumptions for net rent is based upon 0% vacancy.

Cash Flow Projections

Rental Revenue	$ 535,596
Direct Operating Expense	-62,808
Interest Expense	-259,696
Principal Mortgage Reduction	-127,855
OPERATING CASH FLOW	$ 85,237

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Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Abbott Northwestern Specialty Care Center ("Historical Summary") for the one month ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Abbott Northwestern Specialty Care Center revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Abbott Northwestern Specialty Care Center for the one month ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Brady, Martz, and Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota
December 12, 2002

Abbott Northwestern Specialty Care Center Historical Summary of Gross Income and Direct Operating Expenses for the One Month Ended December 31, 2001

GROSS INCOME	12/31/01
Real estate rentals	$ 107,183
Operating Expense Reimbursements	39,457
Total Gross Income	$ 146,640
DIRECT OPERATING EXPENSES
Utilities	1,628
Repairs and Maintenance	15,494
Real Estate Taxes	13,006
Property Management	5,467
Total Direct Operating Expenses	$ 35,595
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 111,045

      The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

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Abbott Northwestern Specialty Care Center Notes to Historical Summary of Gross Income and Direct Operating Expenses for the One Month Ended December 31, 2001

Note 1.

Nature of Business

Abbott Northwestern Specialty Care Center consists of a three-story building located in Sartell, Minnesota, containing 60,095 square feet of rentable space, which was acquired on September 17, 2002.  Construction of the property was completed in November 2001.  Lease-up began December 2001.  Accordingly, the above audited report only covers one (1) month of operations.

Note 2.

Basis of Presentation

IRET Properties purchased Abbott Northwestern Specialty Care Center September 17, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Abbott Northwestern Specialty Care Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowings
        (b) depreciation of property and equipment
        (c) professional expenses

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to December 31, 2011.  The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2001.

Year                                     Amount
2002               $         1,257,039
2003                          1,257,039
2004                          1,257,039
2005                          1,257,039
2006                          1,261,898
Thereafter                6,467,130
Total            $         12,757,184

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Abbott Northwestern Specialty Care Center receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year.

Abbott Northwestern Specialty Care Center Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Abbott Northwestern Specialty Care Center, Sartell, Minnesota, for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 60,095 net rentable square footage, of which assumptions for net rent is based upon 5% vacancy.

Cash Flow Projections

Rental Revenue	$ 1,906,884
Direct Operating Expense	-426,264
Interest Expense	-684,737
Principal Mortgage Reduction	-336,259
OPERATING CASH FLOW	$ 459,624

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INVESTORS REAL ESTATE TRUST
Unaudited Consolidated Balance Sheet as of October 31, 2002

ASSETS	(unaudited) 10/31/02
Real Estate Investments
Property Owned	$ 825,032,048
Less Accumulated Depreciation	-67,798,198
$ 757,233,850
Mortgage Loans Receivable	3,788,087
Total Real Estate Investments	$ 761,021,937
OTHER ASSETS
Cash	$ 14,742,760
Marketable Securities – Available for Sale	2,652,269
Rent Receivable	4,080,347
Real Estate Deposits	1,391,297
Notes Receivable	0
Prepaid and Other Assets	1,533,482
Tax, Insurance and Other Escrow	7,110,997
Deferred Charges and Leasing Costs	4,665,319
Furniture & Fixtures, Net	648,640
Goodwill	1,440,817
TOTAL ASSETS	$ 799,287,865
LIABILITIES
Accounts Payable and Accrued Expenses	$ 10,654,055
Mortgages Payable	498,501,196
Investment Certificates Issued	14,409,069
TOTAL LIABILITIES	$ 523,564,320
Commitments and Contingencies (Note 10)

Minority Interest in Partnerships	14,245,583
Minority Interest of Unit Holders in Operating Partnership 10,308,178 on 10/31/02 9,636,247 on 04/30/02	$ 82,291,013
SHAREHOLDERS' EQUITY Shares of Beneficial Interest 32,023,980 on 10/31/02 27,847,079 on 04/30/02	$ 200,788,459
Accumulated Distributions in Excess of Net Income	-21,601,510
Total Shareholders’ Equity	$ 179,186,949
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 799,287,865

Reflects the Company's Consolidated Balance Sheet as of October 31, 2002, as reported on Form 10-Q.  The balance sheet reflects the acquisition of the ten real estate  properties that were acquired during the six months ended October 31, 2002.

Investors Real Estate Trust
Pro Forma Consolidated Statement of Operations
For the Six Months Ended October 31, 2002, and Twelve Months Ended April 30, 2002

      The unaudited pro forma Consolidated Statement of Operations for the six months ended October 31, 2002, and for the year ended April 30, 2002, is presented as if the acquisitions (6) had occurred on May 1, 2001.  The unaudited pro forma Consolidated Statement of Operations for the six months ended October 31, 2002, and for the twelve months ended April 30, 2002, is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

Pro Forma Consolidated Statement of Operations for Six Months Ended October 31, 2002 (unaudited)

	Six Months Ended October 2002	Bermans, The Leather Experts Corporate Office (1)	Garden View Medical Condominium (2)	Park Dental (3)	Park Nicollet Clinic (4)	Abbott Northwestern Specialty Care Centers (5)	Insignificant Acquisitions	Total Consolidated Pro Forma
REVENUE
Real estate rentals	$ 57,310,700	$ 170,625	$ 530,060	$ 158,292	$ 200,849	$ 715,082	$ 2,277,256	$ 61,362,863
Interest, discounts and fees	661,634	0	0	0	0	0	0	661,634
Total revenue	$ 57,972,334	$ 170,625	$ 530,060	$ 158,292	$ 200,849	$ 715,082	$ 2,277,256	$ 62,024,497
EXPENSES
Interest	$ 17,884,096	$ 82,469	$ 155,065	$ 55,854	$ 97,386	$ 256,776	$ 629,179	$ 19,160,825
Depreciation	9,235,942	36,596	68,438	24,469	43,125	107,156	252,633	9,768,358
Utilities and maintenance	9,327,394	0	93,073	35,496	9,437	116,298	378,751	9,960,449
Taxes	6,471,230	0	73,305	11,713	0	10,940	483,255	7,050,442
Insurance	1,003,484	0	12,542	4,923	7,898	21,672	29,020	1,109,538
Property management expenses	4,144,428	0	42,687	5,661	6,219	10,940	48,343	4,258,277
Administrative Expense	0	0	0	0	0	0	0	0
Advisory and trustee services	955,219	0	0	0	0	0	0	955,219
Operating expenses	489,848	0	0	0	0	0	0	489,848
Amortization	295,797	0	0	0	0	0	0	295,797
Total expenses	$ 49,837,438	$ 119,065	$ 445,109	$ 138,116	$ 164,064	$ 523,782	$ 1,821,180	$ 53,048,753
INCOME BEFORE GAIN/LOSS ON PROPERTIES AND MINORITY INTEREST	$ 8,134,896	$ 51,561	$ 84,950	$ 20,177	$ 36,785	$ 191,300	$ 456,076	$ 8,975,744
GAIN ON SALE OF PROPERTIES	315,342	0	0	0	0	0	0	315,342
MINORITY INTEREST PORTION - OTHER PARTNERSHIP	-462,777	0	0	0	0	0	0	-462,777
MINORITY INTEREST PORTION - OPERATING PARTNERSHIP	-1,991,238	-12,581	-20,728	-4,923	-8,975	-46,677	-111,283	-2,196,405
NET INCOME	$ 5,996,223	$ 38,980	$ 64,222	$ 15,253	$ 27,809	$ 144,623	$ 344,794	$ 6,631,904
Net income per share	$ 0.19	$ 0.001	$ 0.002	$ 0.000	$ 0.001	$ 0.005	$ 0.011	$ 0.21
Weighted Average Shares	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311

Pro Forma Consolidated Statement of Operations for Twelve Months Ended April 30, 2002 (unaudited)

	Fiscal 2002	Bermans, The Leather Experts Corporate Office (1)	Garden View Medical Condominium (2)	Park Dental (3)

Park Nicollet Clinic (4)

						Abbott Northwestern Specialty Care Centers (5)	Insignificant Acquisitions	Total Consolidated Pro Forma
REVENUE
Real estate rentals	$ 91,738,602	$ 1,365,000	$ 1,413,492	$ 422,112	$ 535,596	$ 1,906,884	$ 7,174,232	$ 104,555,918
Interest, discounts and fees	1,277,467	0	0	0	0	0	0	1,277,467
Total revenue	$ 93,016,069	$ 1,365,000	$ 1,413,492	$ 422,112	$ 535,596	$ 1,906,884	$ 7,174,232	$ 105,833,385
EXPENSES
Interest	$ 30,604,846	$ 659,750	$ 413,507	$ 148,943	$ 259,696	$ 684,737	$ ,886,900	$ 34,658,379
Depreciation	15,515,168	292,766	182,500	65,250	115,000	285,750	785,489	17,241,923
Utilities and maintenance	12,709,614	0	248,195	94,656	25,164	310,128	1,272,408	14,660,165
Taxes	9,184,599	0	195,480	31,235	0	29,172	1,424,125	10,864,611
Insurance	1,352,622	0	33,444	13,128	21,060	57,792	97,578	1,575,624
Property management expenses	6,985,542	0	113,832	15,096	16,584	29,172	201,247	7,361,473
Administrative Expense	0	0	0	0	0	0	0	0
Advisory and trustee services	1,682,742	0	0	0	0	0	0	1,682,742
Operating expenses	565,802	0	0	0	0	0	0	565,802
Amortization	549,200	0	0	0	0	0	0	549,200
Total expenses	$ 79,150,135	$ 952,516	$ 1,186,958	$ 368,308	$ 437,504	$ 1,396,751	$ 5,667,747	$ 89,159,919
INCOME BEFORE GAIN/LOSS ON PROPERTIES AND MINORITY INTEREST	$ 13,865,934	$ 412,484	$ 226,534	$ 53,804	$ 98,092	$ 510,133	$ 1,506,485	$ 16,673,466
GAIN ON SALE OF PROPERTIES	546,927	0	0	0	0	0	0	546,927
MINORITY INTEREST PORTION - OTHER PARTNERSHIP	-198,564	0	0	0	0	0	0	-198,564
MINORITY INTEREST PORTION - OPERATING PARTNERSHIP	-3,614,168	-106,008	-58,219	-13,828	-25,210	-131,104	-387,167	-4,335,704
NET INCOME	$ 10,600,129	$ 306,476	$ 168,315	$ 39,976	$ 72,882	$ 379,029	$ 1,119,318	$ 12,686,125
Net income per share	$ 0.42	$ 0.10	$ 0.005	$ 0.001	$ 0.002	$ 0.012	$ 0.036	$ 0.483
Weighted Average Shares	25,492,282	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311	31,141,311

(1)	The pro forma income and expense items reflect estimated operations which was acquired on June 12, 2002.
(2)	The pro forma income and expense items reflect estimated operations which was acquired on September 17, 2002.
(3)	The pro forma income and expense items reflect estimated operations which was acquired on September 17, 2002.
(4)	The pro forma income and expense items reflect estimated operations which was acquired on September 17, 2002.
(5)	The pro forma income and expense items reflect estimated operations which was acquired on September 17, 2002.
(6)	The real estate assets acquired by IRET in fiscal year 2003 during the period form May 1, 2002, to October 31, 2002, are as follows: Three Paramount Plaza Office Building, Bloomington, MN, (acquired May 20, 2002), Bermans, The Leather Experts Corporate Office and Distribution Complex, Brooklyn Park, MN, (acquired June 21, 2002), East Park Apartments, Sioux Falls, SD, (acquired July 15, 2002), Sycamore Village Apartments, Sioux Falls, SD, (acquired July 15, 2002), Park Dental, Brooklyn Center, MN, (acquired September 17, 2002), Park Nicollet Clinic - Airport - Bloomington, MN, (acquired September 17, 2002), Garden View Medical Condominium, St. Paul, MN, (acquired September 17, 2002), Abbott Northwestern Specialty Care Center, Sartell, MN, (acquired September 17, 2002), Brenwood Office Complex, Minnetonka, MN, (acquired October 1, 2002), and Dixon Avenue Industrial Complex, Des Moines, IA, (acquired October 1, 2002)